     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 23, 1997
                                                     REGISTRATION NO. 33-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ---------------

                        HEALTHPLAN SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                                  13-3787901
   (State or other jurisdiction of                  (I.R.S. Employer
   incorporation or organization)                 Identification Number)


                  3501 FRONTAGE ROAD, TAMPA, FLORIDA 33607
        (address, including zip code, of principal executive offices)

                               ---------------

          AMENDED AND RESTATED HEALTHPLAN SERVICES CORPORATION 1997
                         DIRECTORS EQUITY PLAN
                          (Full title of the plan)

                               ---------------

                              JAMES K. MURRAY, JR.
                                 PRESIDENT AND
                            CHIEF EXECUTIVE OFFICER
                        HEALTHPLAN SERVICES CORPORATION
                               3501 FRONTAGE ROAD
                             TAMPA, FLORIDA  33607
                                 (813) 289-1000
          (Name, address and telephone number, including area code,
                            of agent for service)

                               ---------------

    COPIES OF ALL COMMUNICATIONS, INCLUDING COPIES OF ALL COMMUNICATIONS
                 SENT TO AGENT FOR SERVICE, SHOULD BE SENT TO:

                            David C. Shobe, Esquire
                         Fowler, White, Gillen, Boggs,
                           Villareal and Banker, P.A.
                     501 East Kennedy Boulevard, Suite 1700
                             Tampa, Florida  33602

                               ---------------

                        CALCULATION OF REGISTRATION FEE


==========================================================================================================================
                                                           PROPOSED MAXIMUM       PROPOSED MAXIMUM
    TITLE OF EACH CLASS OF            AMOUNT TO BE       OFFERING PRICE PER      AGGREGATE OFFERING         AMOUNT OF
  SECURITIES TO BE REGISTERED        REGISTERED (1)          SHARE (2)               PRICE (2)           REGISTRATION FEE
---------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value
 $.01 per share  . . . . . .         100,000 shares            $18.88               $1,888,000.00            $572.12
==========================================================================================================================

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this Registration Statement also registers such indeterminate number of additional shares as may become issuable under the Plan in the event of a share split, share dividend, split-up, recapitalization or other similar event.
(2) Calculated on the basis of the average of the high and low prices for the Company's common stock on the New York Stock Exchange Composite tape on July 18, 1997 in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents heretofore filed by HealthPlan Services Corporation (the "Company") with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated herein by reference as of their respective dates:

(a) The Company's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 001-13772.

(b) All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above.

(c) The description of the Company's Common Stock as contained in the Company's Registration Statement on Form 8-A dated May 12, 1995, including any amendment or report filed for the purpose of updating such description, File No. 333-16079.

         In addition, all documents filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this registration statement and to be a part hereof from the date of filing of such documents.


ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.


ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.


ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the General Corporation Law of Delaware (the "General Corporation Law") grants each corporation organized thereunder the power to indemnify its officers, directors, employees and agents on certain conditions against liabilities arising out of any action or proceeding to which any of them is a party by reason of being such officer, director, employee or agent.
Section 102(b)(7) of the General Corporation Law permits a Delaware corporation, with the approval of its stockholders, to include within its certificate of incorporation a provision eliminating or limiting the personal liability of its directors to such corporation or its stockholders for monetary damages resulting from certain breaches of the directors' fiduciary duty of care, both in suits by or on behalf of the corporation and in actions by stockholders of the corporation.

         The Company's certificate of incorporation (the "Certificate of Incorporation") includes an Article which allows the Company to take advantage of Section 102(b)(7) of the General Corporation Law. The

Certificate of Incorporation also provides for the indemnification, to the fullest extent permitted by the General Corporation Law, of officers and directors of the Company. The Company currently maintains policies of insurance under which the directors and officers of the Company are insured, within the limits and subject to the limitations of the policies, against certain expenses in connection with the defense of actions, suits, or proceedings to which they are parties by reason of being or having been such directors or officers.


ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.


ITEM 8.  EXHIBITS.

         The following documents are filed as exhibits to this Registration
Statement:

         4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8, File No. 333-07631 filed with respect to the HealthPlan Services Corporation 1996 Employee Stock Option Plan on July 3, 1996).

         4.2     Bylaws of the Registrant (incorporated by reference to Exhibit
                 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, File No. 001-13772).

         4.3 Amended and Restated HealthPlan Services Corporation 1997 Directors Equity Plan.

         5.1 Opinion of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A., as to the legality of the securities being registered.

        23.1 Consent of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A. (appears in its opinion filed as Exhibit 5.1).

        23.2     Consent of Coopers & Lybrand L.L.P.

        23.3     Consent of Price Waterhouse LLP.


ITEM 9.  UNDERTAKINGS.

                 (a)      The undersigned registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                          (i)     to include any prospectus required by
                          Section 10(a)(3) of the Securities Act of 1933;

                          (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                          (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                          provided, however, that subparagraphs (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those subparagraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                 (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration, by means of a post-effective amendment, any of the securities being registered which remain unsold at the termination of the offering.

                          (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934
                          (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offerings of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                          (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.





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


                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tampa, State of Florida, on the 23rd day of July, 1997.

                                        HEALTHPLAN SERVICES CORPORATION


                                        By: /s/ James K. Murray, Jr.
                                           ----------------------------------
                                             James K. Murray, Jr., President and
                                             Chief Executive Officer
                                             (Principal Executive Officer)



                                        By: /s/ James K. Murray III
                                           ----------------------------------

                                             James K. Murray III, Executive Vice
                                             President and Chief Financial
                                             Officer (Principal Financial
                                             Officer and Principal Accounting
                                             Officer)

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                      TITLE                            DATE
---------                                      -----                            ----
/s/ William L. Bennett                 Chairman of the Board;             July 23, 1997
------------------------------         Director
    William L. Bennett


/s/ James K. Murray, Jr.               President and Chief Executive      July 23, 1997
------------------------------         Officer; Director (Principal
    James K. Murray, Jr.               Executive Officer)



                                       Director
------------------------------
    Joseph A. Califano, Jr.


/s/ James F. Carlin, Jr.               Director                           July 23, 1997
------------------------------
    James F. Carlin, Jr.


                                       Director
------------------------------
     Joseph S. DiMartino




                                       Director
------------------------------
    John R. Gunn


/s/ Charles H. Guy, Jr.                Director                           July 23, 1997
------------------------------
    Charles H. Guy, Jr.


/s/ Nancy Kane                         Director                           July 23, 1997
------------------------------
    Nancy Kane


/s/ David Nierenberg                   Director                           July 23, 1997
------------------------------
    David Nierenberg


                                       Director
------------------------------
    James G. Niven


/s/ Trevor G. Smith                    Director                           July 23, 1997
------------------------------
    Trevor G. Smith


/s/ Arthur F. Weinbach                 Director                           July 23, 1997
------------------------------
    Arthur F. Weinbach



                               INDEX TO EXHIBITS

            EXHIBIT
            NUMBER                      DESCRIPTION OF EXHIBITS

              4.1 Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-8, File No. 333-07631, filed with respect to the HealthPlan Services Corporation 1996 Employee Stock Option Plan on July 3, 1996).

              4.2 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, File No.
                                001-13772).

              4.3 Amended and Restated HealthPlan Services Corporation 1997 Directors Equity Plan.

              5.1 Opinion of Fowler, White, Gillen, Bogs, Villareal and Banker, P.A., as to the legality of the securities being registered.

             23.1 Consent of Fowler, White, Gillen, Boggs, Villareal and Banker, P.A. (appears in its opinion filed as Exhibit 5.1).

             23.2               Consent of Coopers & Lybrand L.L.P.

             23.3               Consent of Price Waterhouse LLP.